UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

ENDOCAN CORPORATION.

(Exact name of registrant as specified in charter)

Nevada	002-41703	90-0156146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, Texas	75243
(Address of principal executive offices)	(Zip Code)

(972) 386-7350

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2013, The X-Change Corporation (the “Company”) received approval from FINRA to change its name to Endocan Corporation.  The name change was approved by a majority of the Company’s shareholders on September 23, 2013.

Item 8.01.        Other Events.

Effective November 6, 2013, the Company will begin to trade on the OTC Markets under the new ticker symbol “ENDO”, which reflects the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCAN CORPORATION
Date: November 6, 2013	By:	/s/ Robert J. Kane
Robert J. Kane, C.F.O. & Director